CERTIFICATION
                PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                      SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, as Principal Executive Officer of RS Investment Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended June 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to Rule 30a-2(b) under the 1940 Act and 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:
         1. such report on Form N-CSR for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         2. the information contained in such report on Form N-CSR for the period ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated:   September 7, 2004
         --------------------
                                        /s/ G. Randall Hecht
                                        ----------------------------------------
                                        G. Randall Hecht
                                        Principal Executive Officer
                                        RS Investment Trust

                                  CERTIFICATION
                PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                      SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, as Treasurer and Chief Financial Officer of RS Investment Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended June 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to Rule 30a-2(b) under the 1940 Act and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:
         1. such report on Form N-CSR for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         2. the information contained in such report on Form N-CSR for the period ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated:   September 7, 2004
         --------------------
                                        /s/ Terry R. Otton
                                        ----------------------------------------
                                        Terry R. Otton
                                        Treasurer and Chief Financial Officer
                                        RS Investment Trust